Exhibit 99.1

SBC Medical Group Holdings Incorporated, a medical services healthcare company, announced signing of a definitive agreement to go public via a business combination with Pono Capital Two, Inc., a Nasdaq listed company.

Honolulu, Hawaii and Tokyo, Japan, February 2, 2023, Pono Capital Two, Inc. (NASDAQ: PTWO, PTWOW and PTWOU), a special purpose acquisition company (“Pono”), has announced the execution of a definitive Agreement and Plan of Merger (the “Merger Agreement”) with SBC Medical Group Holdings Incorporated, a Delaware corporation (“SBC”). Pursuant to the Merger Agreement, it is intended that SBC will merge with Pono Two Merger Sub, Inc., a wholly owned subsidiary of Pono, with SBC continuing as the surviving corporation as a wholly owned subsidiary of Pono. Stockholders of SBC will receive shares of Class A Common Stock of Pono (the “Merger”). In connection with the Merger, it is expected that SBC will change its name to “SBC Medical Operations, Inc.,” and that Pono will then change its name to “SBC Medical Group Holdings Incorporated”.

As a condition to the closing of the merger, SBC will complete a restructuring of certain of its affiliates, such that they will become subsidiaries of SBC. The discussion of the business of SBC as described below assumes that this restructuring has been completed, as these subsidiaries are currently the entities undertaking such business operations.

Pono and SBC believe that, if consummated, the Merger will promote the expansion of the SBC’s business globally, as SBC will be better positioned to become the global standard for medical services, marketing and cosmetic procedures.

Transaction Overview

The transaction values SBC at $1.2 billion, which is expected to result in a combined pro forma equity value of approximately $1.36 billion, assuming no redemptions in the Merger. The cash proceeds raised in the transaction, after any redemptions and payment of transaction expenses, are currently anticipated to be used for opening new clinics, developing new product lines and for general company operating purposes.

The boards of directors of SBC and Pono have unanimously approved the Merger Agreement and the proposed transactions. The closing of the Merger and related transactions are subject to approval by Pono stockholders and SBC’s stockholders, and are also subject to other customary closing conditions. It is currently expected that the transaction will close in the fourth quarter of 2023 or the first quarter of 2024, assuming such closing conditions are met.

About SBC

Since its establishment, SBC Medical Group has sought to provide the best “medical care” for customers’ problems, mainly in the field of cosmetic medicine, not only in Japan but also overseas. Today, SBC provides not only cosmetic medicine, but also high quality services through “medical corporations.” SBC considers “medical care” in the broadest sense of the word as a “service” because it wants to solve each person’s problems and realize each person’s hopes through “medical care.” SBC refers to its clients as “customers” rather than “patients” because SBC provides “medical services” to people who are not medically ill.

What makes our customers happy? How can we contribute to society? What makes our staff proud?

SBC believes resolving all three of these questions is the “realization of the three good things,” which is what makes SBC Medical Group distinct and is its purpose.

SBC aims to contribute not only to its customers but also to society as a whole through the provision of medical services, and will continue to respond to the voices of its customers with the utmost in medical services. SBC will continue to embody the evolution of medical x technology in order to pursue technology for its customers, pursue further growth, and achieve globalization.

Official site: https://www.sbc-med.com/

About Pono Capital Two, Inc.

Pono is a special purpose acquisition company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. Pono’s units started trading on the Nasdaq Global Market on August 5, 2022 under the ticker symbol “PTWOU”. The Class A common stock trades under the symbol “PTWO” and the warrants under the symbol “PTWOW”, respectively.

Advisors

Loeb & Loeb LLP is acting as US legal counsel to Pono and Mori Hamada & Matsumoto is acting as Japanese legal counsel to Pono in the transaction. Anthony L.G., PLLC is acting as US legal counsel to SBC in the transaction.

Important Information About the Proposed Merger and Where to Find It

This press release relates to a proposed business combination transaction (the Merger) among the parties set forth above referred to above and herein as the Merger. A full description of the terms of the Merger will be provided in a proxy statement of Pono with respect to the solicitation of proxies for the special meeting of stockholders of Pono to vote on the Merger (the “Proxy Statement”). This communication is not intended to be, and is not, a substitute for the Proxy Statement or any other document Pono has filed or may file with the Securities and Exchange Commission (“SEC”) in connection with the proposed transactions. Each of SBC and Pono urge its investors, stockholders and other interested persons to read, when available, the Proxy Statement as well as other documents filed with the SEC because these documents will contain important information about SBC, Pono, and the Merger. A definitive proxy statement will be mailed to stockholders of Pono as of a record date to be established for voting on the Merger. Before making any voting or investment decision, investors, and stockholders of Pono are urged to carefully read the entire Proxy Statement, when it becomes available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed Merger. Once available, Pono shareholders and other interested persons will also be able to obtain a copy of the Proxy Statement, and other documents filed with the SEC, without charge, by directing a request to: Pono Capital Two, Inc, 643 Ilalo St. #102, Honolulu, Hawaii 96813, (808) 892-6611 or on the SEC’s website at www.sec.gov.

Participants in Solicitation

SBC and Pono, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of Pono’s stockholders in respect of the proposed Merger. Information about the directors and executive officers of Pono and their ownership is set forth in Pono’s filings with the SEC, including its prospectus relating to its initial public offering, which was filed with the SEC on August 8, 2022. Pono’s stockholders and other interested persons may obtain more detailed information about the names and interests of the directors and officers of SBC and Pono in the Merger will be set forth in Pono’s filings with the SEC, including, when filed with the SEC, the preliminary proxy statement and the amendments thereto, the definitive proxy statement, and other documents filed with the SEC. These documents can be obtained free of charge from the sources specified above and at the SEC’s web site at www.sec.gov.

This press release does not contain all the information that should be considered concerning the Merger and is not intended to form the basis of any investment decision or any other decision in respect of the Merger. Before making any voting or investment decision, investors and security holders are urged to read the Proxy Statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Merger as they become available because they will contain important information about the proposed Merger.

No Offer of Solicitation

This press release will not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Merger. This press release will also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, as amended, or an exemption therefrom.

Forward-Looking Statements

The information in this press release contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to the proposed Merger. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “aim,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect the price of Pono’s securities; (ii) the failure to satisfy the conditions to the consummation of the Merger, including the approval of the merger agreement by the stockholders of Pono; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (iv) the outcome of any legal proceedings that may be instituted against any of the parties to the merger agreement following the announcement of the entry into the merger agreement and proposed Merger; (v) redemptions exceeding anticipated levels or the failure to meet The Nasdaq Capital Market’s initial listing standards in connection with the consummation of the proposed Merger; (vi) the effect of the announcement or pendency of the proposed Merger on SBC’s business relationships, operating results and business generally; (vii) risks that the proposed Merger disrupts the current plans of SBC; (viii) changes in the markets in which SBC compete, including with respect to its competitive landscape, technology evolution or regulatory changes; (ix) the risk that Pono and SBC will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all; (x) the ability of the parties to recognize the benefits of the merger agreement and the Merger; (xi) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue; (xii) statements regarding SBC’s industry and market size; (xiii) financial condition and performance of SBC and Pono, including the anticipated benefits, the implied enterprise value, the expected financial impacts of the Merger, potential level of redemptions of Pono’s public stockholders, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of SBC; and (xiv) those factors discussed in Pono’s filings with the SEC and that that will be contained in the Proxy Statement relating to the Merger. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the Proxy Statement and other documents to be filed by Pono from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward- looking statements, and while SBC and Pono may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law. None of SBC or Pono gives any assurance that SBC and Pono will achieve their respective expectations.

Contacts

Pono Capital Two, Inc.

Inquiries (PR):

643 Ilalo St. #102, Honolulu, Hawaii 96813 (808) 892-6611

SBC Medical Group Holdings Incorporated

Inquiries (PR): Group Representative Office, Corporate Strategy Division Akira Komatsu

sbc-holdings@sbc.or.jp